UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 7, 2008

WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

      228 St. Charles Avenue, New Orleans, Louisiana 70130
(Addresses of Principal Executive Offices, including Zip Code)

                (504) 586-7272
(Registrant’s Telephone Number, including Area Code)

___________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 7, 2008, Whitney Holding Corporation issued a news release reporting selected preliminary financial information for the quarter ended September 30, 2008 (the "News Release").  The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.  The News Release also contains certain information relating to Whitney Holding Corporation’s pending acquisition of Parish National Corporation. The information reported pursuant to this Item 2.02 shall be deemed filed for purposes of the Exchange Act of 1934, as amended, and shall be incorporated by reference into Whitney's Registration Statement on Form S-4, dated October 3, 2008.

Additional Information about This Transaction

The proposed merger among Whitney Holding Corporation and Parish National Corporation will be submitted to Parish National Corporation’s shareholders for their consideration. Whitney and Parish urge shareholders to read the proxy statement-prospectus regarding the proposed transaction among Whitney Holding Corporation and Parish National Corporation and any other relevant documents filed with the SEC because they contain important information. You may obtain a free copy of the proxy statement-prospectus, as well as other filings containing information about Whitney Holding Corporation, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents by visiting the Investor Relations page of Whitney’s website, www.whitneybank.com. Copies of all documents filed with the SEC in connection with the proposed merger can also be obtained, without charge, by directing a request to Whitney Holding Corporation, Attention:  Mrs. Shirley Fremin, Manager Shareholder Services, P.O. Box 61260, New Orleans, Louisiana 70161-1260; or to Parish National Corporation, Attention: Ms. Shirley Evans, Corporate Secretary, 404 East Kirkland Street, Covington, LA 70433.

Participants in This Transaction

Whitney Holding Corporation and Parish National Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Parish National Corporation’s shareholders in connection with this transaction.  Information about persons who may be deemed participants in this transaction are included in the proxy statement/prospectus.  You can find additional information about Whitney Holding Corporation’s executive officers and directors in Whitney Holding Corporation’s definitive Proxy Statement filed on Schedule 14A with the SEC on March 17, 2008.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release, dated October 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION

By:	/s/Thomas L. Callicutt, Jr._________
Thomas L. Callicutt, Jr.
Executive Vice President
and Chief Financial Officer

Date:  October 7, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release, dated October 7, 2008